                                        OPPENHEIMER INTERNATIONAL GROWTH FUND
                                      Class C Share Certificate (8-1/2" x 11")
                                      ----------------------------------------

I.       FRONT OF  CERTIFICATE  (All text and other matter lies within 8-1/4" x 10-3/4"  decorative  border,  5/16"
         ---------------------
wide)

         (upper left corner, box with heading: NUMBER [of shares]

         (upper right corner)  [share certificate no.] XX-000000

                           (upper right box, CLASS C SHARES
                           below cert. no.)

                           (centered
                           below boxes)

                                        OPPENHEIMER INTERNATIONAL GROWTH FUND
                                      ----------------------------------------

                           A MASSACHUSETTS BUSINESS TRUST

(at left)         THIS IS TO CERTIFY THAT            (at right) SEE REVERSE FOR
                                                                         CERTAIN DEFINITIONS

                                                                       (box with number)
                                                                       CUSIP 68380L308

         (at left)             is the owner of

         (centered)        FULLY PAID CLASS C SHARES OF BENEFICIAL
INTEREST OF

                                    OPPENHEIMER INTERNATIONAL GROWTH FUND
                                    -------------------------------------

         (hereinafter  called  the  "Fund"),  transferable  only on the books of the Fund By the  holder  hereof in person or by duly  authorized  attorney,  upon  surrender  of this  certificate  properly  endorsed.  This certificate  and the  shares  represented  hereby  are  issued  and  shall be held  subject  to all of the provisions  of the  Declaration  of Trust of the Fund to all of which  the  holder  by  acceptance  hereof assents.  This certificate is not valid until countersigned by the Transfer Agent.

         WITNESS the facsimile seal of the Fund and the signatures of its duly authorized officers.

                  (at left of seal)                  Dated:            (at right of seal)
                  (signature)                                          (signature)

         /s/ Brian W. Wixted                                  /s/ Robert G. Zack

         -----------------------                     ------------------------
         TREASURER                                            SECRETARY

                                                (centered at bottom)
                                           1-1/2" diameter facsimile seal
                                                    with legend

                                        OPPENHEIMER INTERNATIONAL GROWTH FUND
                                                        SEAL
                                                        1986
                                            COMMONWEALTH OF MASSACHUSETTS

(at lower right, printed
 vertically)                                         Countersigned
                                                     OPPENHEIMERFUNDS SERVICES
                                                              [A DIVISION OF
                                                              OPPENHEIMERFUNDS, INC.]
                                                              Englewood (CO.) Transfer Agent

                                                     By ____________________________
                                                                       Authorized Signature

II.      BACK OF CERTIFICATE (text reads from top to bottom of 11"     dimension)
         -------------------

         The  following  abbreviations,  when used in the  inscription  on the face of this  certificate,  shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entirety
JT TEN WROS NOT TC - as joint tenants with
rights of survivorship and not
as tenants in common

UNIF GIFT/TRANSFER MIN ACT - __________________  Custodian _______________
                                                     (Cust)                                      (Minor)

                                                     UNDER UGMA/UTMA ___________________
                                                                                (State)

Additional abbreviations may also be used though not on above list.

For Value Received ................ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
AND PROVIDE CERTIFICATION BY TRANSFEREE
(box for identifying number)

_________________________________________________________________(Please   print  or  type  name  and   address  of
assignee)

------------------------------------------------------

________________________________________________Class  C Shares of beneficial  interest  represented  by the within certificate,  and do hereby  irrevocably  constitute and appoint  ___________________________  Attorney to transfer the said shares on the books of the within named Fund with full power of substitution in the premises.

Dated: ______________________

                                                     Signed: __________________________

                                                              ------------------------------
                                                              (Both must sign if joint owners)

                                                     Signature(s)
 --------------------------
                                                     guaranteed        Name of Guarantor
                                                     by:                  _____________________________
                                                                                Signature of
                                                                                Officer/Title

(text printed vertically                      NOTICE: The signature(s) to this assignment
to right of above paragraph)                  Must correspond with the name(s) as written
                                              upon the face of the  certificate  in every  particular  any change without alteration or enlargement or whatever.
(text printed in box to left                  Signatures must be guaranteed by a financial  institution of
of signature (s).                             the type described in the current prospectus of the Fund.

PLEASE NOTE: This document contains a watermark               OppenheimerFunds
when viewed at an angle.  It is invalid without this "four hands" watermark:
logotype
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        THIS SPACE MUST NOT BE COVERED IN ANY WAY